Supplement to

CALVERT INCOME FUND

CALVERT SHORT DURATION INCOME FUND

CALVERT LONG-TERM INCOME FUND

CALVERT ULTRA-SHORT INCOME FUND

CALVERT GOVERNMENT FUND

CALVERT HIGH YIELD BOND FUND

CALVERT BOND PORTFOLIO

Calvert Income Funds Prospectus

Class A, B, C, O and Y

dated January 31, 2012 as revised April 27, 2012

Date of Supplement: July 30, 2012

Under “How to Buy Shares – Reduced Sales Charges – Other Circumstances” on page 53 of the Prospectus, in the sentence that begins: “There is no sales charge on shares of any Calvert Fund sold to or constituting the following:”, the additional bullet point below is inserted after the fourth bullet point and before the fifth bullet point.

“•   clients of financial intermediaries who have self-directed brokerage accounts that may or may not charge transaction fees to customers.  Such shares are only available through self-directed brokerage service platforms or similar sales channels in which commissions customarily are not imposed;”